UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period :	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Annual report
4 | 30 | 13

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–25.

2 Multi-Cap Value Fund	Multi-Cap Value Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Multi-Cap Value Fund

Interview with your fund’s portfolio manager

Jim, market conditions improved substantially during the reporting period. What contributed to the change?

The equity markets staged an impressive rally during the 12 months ended April 30, 2013, with major U.S. stock market benchmarks testing new highs by the end of the period. Improvement in the employment rate and housing sector gave investors confidence that the U.S. economy was improving, and Washington leaders averted a worst-case scenario in its fiscal cliff discussions. However, the strong finish in the final months of the reporting period belied the uncertainty that shadowed the markets earlier on. Concerns about global issues, such as the eurozone sovereign debt crisis and China’s slowdown, intermittently challenged the markets. But ongoing efforts by the central banks around the world to stimulate growth gave cautious investors the confidence to return to the markets. As macroeconomic concerns diminished, investors turned to equities, particularly those offering attractive dividend yields relative to their fixed-income counterparts and stocks in defensive sectors, such as health care and telecommunications.

How did Putnam Multi-Cap Value Fund perform in this environment?

Despite the challenging start to the fiscal year, it was a rewarding time to be invested in the equity markets — with all the industry sectors that compose the fund’s benchmark, the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Multi-Cap Value Fund	5

Russell 3000 Value Index, delivering positive performance for the fiscal year. It also was a favorable time for value stocks, which outperformed growth stocks as investors became increasingly more price conscious during the equity advance.

For the annual period, the fund’s class A shares delivered strong double-digit performance. However, the fund fell short of the Russell 3000 Value Index and the average return for its Lipper peer group because of its limited exposure to defensive large-cap stocks that led the rally, especially those paying attractive dividends. In addition, a handful of small-cap stocks posted disappointing results that weighed on the relative performance of the fund.

Did you make any changes to the portfolio’s strategy in light of the rally?

The fund’s multi-cap strategy remains intact, with holdings diversified across small-, medium-, and large-cap U.S. equities. However, while the fund continues to have a bias toward mid-cap stocks relative to its benchmark and Lipper peers, we modestly increased the portfolio’s exposure to large-cap companies during the second half of the fiscal year. Given the anemic global economic recovery, we thought it prudent to increase the portfolio’s exposure to these more established company stocks, as they historically have experienced less price volatility, and thus are more defensive, than their smaller-cap brethren.

However, this large-cap weighting still remained below that of the benchmark at period-end, as we believe many of these stocks are overpriced due to strong demand. With the Federal Reserve voicing its willingness to hold short-term interest rates at historic lows into 2015, yield-hungry, fixed-income investors have turned to these well-established companies, which they perceive as being

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Short-term assets and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Value Fund

relatively safe among equities. We think this quest for income is likely to continue as long as the Fed stands pat on its monetary policy. Among these dividend-paying large-cap stocks, we are interested in dividend growers as opposed to dividend payers. Chubb, AbbVie, TJX, and Royal Dutch Shell were examples of large-cap stocks that were added to the portfolio during the period.

As a result of this minor repositioning, the fund’s beta, a measurement of the portfolio’s volatility in response to market fluctuations, decreased over the period, and the portfolio’s yield increased, although it still remained lower than that of the benchmark at period-end. We remain committed to our bottom-up, stock-by-stock approach to investing, which is rooted in research and analysis of individual companies rather than a top-down approach that focuses on broader economic or market trends.

What stocks made the greatest contribution to performance for the period?

GameStop, the world’s largest video game retailer, was the top-performing holding for the period. Just prior to the beginning of the fiscal year, we bought the stock at depressed levels, because we believed that investors were underestimating the company’s earnings. Furthermore, the stock was paying a solid dividend and new management was taking steps to buy back stock. With the launch of the new console cycle, we believed that the market would eventually come to

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/13. Short-term holdings and derivatives and TBA commitments, if any, are excluded. Holdings may vary over time.

Multi-Cap Value Fund	7

realize the company’s potential, which it did in the second half of the reporting period.

A distributor of oxygen to homes, Lincare was another strong contributor. In the face of falling federal medical reimbursements, the company was effective at managing its cost structure and maintaining profitability. Highly respected in its industry, Lincare was bought by Linde, a German gases and engineering company, and its stock price rose to meet the buyout price. The stock was sold from the portfolio in July, when the acquisition was completed.

The fund’s investments in Sealed Air, a global leader in food safety and security and recognized worldwide for its Bubble Wrap cushioning and Cryovac food packaging, was rewarding. Several years ago, in an effort to grow its business, the company acquired Diversey and its line of brand cleaning and hygiene solutions. New management has been implementing new pricing strategies, cutting costs, and deleveraging, all of which appealed to investors during the period.

Prestige Brands Holdings sells well-known over-the-counter [OTC] health-care brands, such as Murine and Chloraseptic, as well as household cleaning supplies, including Comet and Spic and Span. With a new management team taking the helm in 2010, the company continues to search for smart acquisitions to grow its product line, and recently added PediaCare and Nytol. Prestige Brands has become the largest independent OTC products company in the United States and posted record fourth-quarter and year-end revenues in 2012. With its sound management and strong business growth worldwide, the company continues to beat expectations, and its stock price has risen accordingly.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Value Fund

What stocks proved most disappointing during the period?

The most disappointing performer was Merit Medical Systems, a leading manufacturer and marketer of proprietary non-invasive surgical devices, such as inflation devices and catheters used primarily in cardiology, radiology, and endoscopy. Until recently, this small-cap stock had been rewarding for the fund, but a confluence of events weighed on the company’s profit margins during the reporting period. Management has been adding new products, expanding its sales force, and building a new manufacturing facility — all positive developments for future growth in our opinion. However, this investment in its business came at a time when the federal government increased taxes on medical devices, which further pressured Merit’s earnings. Investors were surprised by the resulting decrease in profit margins, and the stock sold off sharply. We remain committed to the stock as management works to absorb the cost of these short-term expenses, and we believe in Merit’s ability to return to greater profitability longer term.

Swift Energy, an oil and natural gas producer, experienced a drop in earnings as a result of production issues related to Hurricane Sandy, and the stock subsequently sold off. Historically low natural gas prices also affected the company’s profitability during the fiscal year. We still believe in the company’s intrinsic value and think that the market is underestimating the potential of Swift’s oil and gas assets.

ACCO Brands has been struggling since its May 2012 acquisition of MeadWestvaco’s consumer and office products. In addition to the increased debt load the company took on with the acquisition, sluggish global growth, especially in Europe, has limited its ability to meet earnings expectations. Management has taken measures to reduce costs, but the macroeconomic environment has proved too challenging. Consequently, we sold the stock at a loss in February.

After such an impressive start to 2013, how are you approaching the coming months?

I believe that the U.S. economy continues to improve as a result of unprecedented low interest rates. The effect on both the stock market and the housing sector has been significant. However, there continues to be reasons for caution. The global macroeconomic outlook remains uncertain, unemployment remains high, and given the performance of the market over the past several years, valuations aren’t as cheap as they once were. Correlations between sectors have declined, making this more of an environment where stock picking can add value. We think more intensive research and analysis will be necessary to find the most compelling investment opportunities.

We’ll continue to invest opportunistically, on the one hand uncovering unique, undervalued, and fundamentally strong companies in the small- and mid-cap universe, while maintaining a presence in large-cap stocks for their yield and defensive attributes to help soften the impact of market fluctuations.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Multi-Cap Value Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Multi-Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.31%	8.83%	8.49%	8.49%	8.50%	8.50%	8.77%	8.48%	9.04%	9.54%

10 years	146.18	132.02	128.32	128.32	128.44	128.44	134.09	125.90	140.14	152.51
Annual average	9.43	8.78	8.61	8.61	8.61	8.61	8.88	8.49	9.16	9.71

5 years	30.92	23.40	26.00	24.00	26.14	26.14	27.69	23.22	29.21	32.58
Annual average	5.54	4.29	4.73	4.40	4.75	4.75	5.01	4.26	5.26	5.80

3 years	33.63	25.95	30.65	27.65	30.70	30.70	31.64	27.03	32.59	34.62
Annual average	10.15	7.99	9.32	8.48	9.33	9.33	9.60	8.30	9.86	10.42

1 year	16.98	10.25	16.10	11.10	16.12	15.12	16.42	12.34	16.69	17.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Multi-Cap Value Fund	11

Comparative index returns For periods ended 4/30/13

		Lipper Multi-Cap Value Funds
	Russell 3000 Value Index	category average*

Annual average (life of fund)	5.51%	6.16%

10 years	127.31	123.91
Annual average	8.56	8.27

5 years	23.81	27.39
Annual average	4.36	4.65

3 years	40.94	34.81
Annual average	12.12	10.41

1 year	21.64	18.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/13, there were 294, 256, 230, 131, and 52 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $22,832 and $22,844, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,590. A $10,000 investment in the fund’s class R and Y shares would have been valued at $24,014 and $25,251, respectively.

12	Multi-Cap Value Fund

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.210		$0.113	$0.138	$0.167		$0.196	$0.266

Capital gains	—		—	—	—		—	—

Total	$0.210		$0.113	$0.138	$0.167		$0.196	$0.266

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$13.26	$14.07	$12.48	$12.46	$12.80	$13.26	$13.03	$13.29

4/30/13	15.27	16.20	14.36	14.31	14.71	15.24	14.98	15.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.31%	8.83%	8.49%	8.49%	8.49%	8.49%	8.77%	8.48%	9.05%	9.54%

10 years	162.60	147.50	143.43	143.43	143.55	143.55	149.87	141.12	156.29	169.15
Annual average	10.14	9.49	9.30	9.30	9.31	9.31	9.59	9.20	9.87	10.41

5 years	36.24	28.41	31.04	29.04	31.09	31.09	32.74	28.09	34.50	37.85
Annual average	6.38	5.13	5.56	5.23	5.56	5.56	5.83	5.08	6.11	6.63

3 years	39.99	31.94	36.77	33.77	36.83	36.83	37.93	33.11	38.96	40.92
Annual average	11.87	9.68	11.00	10.19	11.02	11.02	11.32	10.00	11.59	12.11

1 year	13.90	7.35	12.94	7.94	12.95	11.95	13.33	9.36	13.56	14.12

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Multi-Cap Value Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/12	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for
the six-month period ended
4/30/13*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.33	$10.33	$8.99	$7.65	$4.96

Ending value (after expenses)	$1,174.20	$1,169.50	$1,169.60	$1,171.50	$1,172.30	$1,175.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Multi-Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.86	$9.59	$9.59	$8.35	$7.10	$4.61

Ending value (after expenses)	$1,018.99	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,020.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Value Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Multi-Cap Value Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Value Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Multi-Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Value Fund	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Value Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 11, 2013

20 Multi-Cap Value Fund

The fund’s portfolio 4/30/13

COMMON STOCKS (96.5%)*	Shares	Value

Aerospace and defense (3.9%)
B/E Aerospace, Inc. †	55,700	$3,494,618

Esterline Technologies Corp. †	15,100	1,133,104

L-3 Communications Holdings, Inc.	52,000	4,225,000

Northrop Grumman Corp.	44,400	3,362,856

		12,215,578
Beverages (5.6%)
Beam, Inc.	68,100	4,406,751

Coca-Cola Enterprises, Inc.	261,500	9,578,745

Dr. Pepper Snapple Group, Inc.	70,000	3,418,100

		17,403,596
Capital markets (4.1%)
Ameriprise Financial, Inc.	54,062	4,029,241

Charles Schwab Corp. (The)	195,100	3,308,896

Invesco, Ltd.	91,500	2,904,210

KKR & Co. LP	48,200	1,012,200

Raymond James Financial, Inc.	40,787	1,689,398

		12,943,945
Chemicals (2.9%)
Axiall Corp.	29,600	1,552,520

Huntsman Corp.	71,500	1,348,490

LyondellBasell Industries NV Class A	58,800	3,569,160

Tronox, Ltd. Class A	128,819	2,645,942

		9,116,112
Commercial banks (5.7%)
Bancorp, Inc. (The) †	200,645	2,608,385

BB&T Corp.	59,000	1,815,430

Fifth Third Bancorp	102,200	1,740,466

First Horizon National Corp.	282,900	2,942,160

First Niagara Financial Group, Inc. S	171,700	1,632,867

SunTrust Banks, Inc.	92,500	2,705,625

UMB Financial Corp. S	54,800	2,758,632

Webster Financial Corp.	67,400	1,575,138

		17,778,703
Commercial services and supplies (2.2%)
ADT Corp. (The) †	51,900	2,264,916

Tyco International, Ltd.	139,420	4,478,170

		6,743,086
Communications equipment (1.1%)
Polycom, Inc. †	319,000	3,349,500

		3,349,500
Computers and peripherals (0.5%)
Electronics for Imaging, Inc. † S	23,500	627,920

NetApp, Inc. †	27,703	966,558

		1,594,478
Containers and packaging (6.0%)
MeadWestvaco Corp.	67,900	2,341,192

Rock-Tenn Co. Class A	17,900	1,792,506

Sealed Air Corp.	154,500	3,417,540

Silgan Holdings, Inc.	235,600	11,278,172

		18,829,410

Multi-Cap Value Fund	21

COMMON STOCKS (96.5%)* cont.	Shares	Value

Diversified consumer services (0.4%)
ITT Educational Services, Inc. † S	74,300	$1,360,433

		1,360,433
Diversified financial services (2.7%)
Bank of America Corp.	368,300	4,533,773

JPMorgan Chase & Co.	82,600	4,048,226

		8,581,999
Diversified telecommunication services (0.8%)
CenturyLink, Inc. S	65,500	2,460,835

		2,460,835
Electric utilities (4.1%)
American Electric Power Co., Inc.	45,500	2,340,065

Edison International	50,200	2,700,760

FirstEnergy Corp.	92,400	4,305,840

Great Plains Energy, Inc.	141,800	3,421,634

		12,768,299
Electrical equipment (1.0%)
AMETEK, Inc.	79,875	3,251,711

		3,251,711
Energy equipment and services (5.1%)
Cameron International Corp. †	22,700	1,397,185

Halliburton Co.	80,000	3,421,600

Hercules Offshore, Inc. †	106,500	784,905

Key Energy Services, Inc. † S	86,000	510,840

McDermott International, Inc. †	284,400	3,037,392

Nabors Industries, Ltd.	116,900	1,728,951

Oil States International, Inc. †	15,000	1,340,400

Weatherford International, Ltd. †	285,700	3,654,103

		15,875,376
Food and staples retail (0.8%)
Kroger Co. (The)	71,800	2,468,484

		2,468,484
Health-care equipment and supplies (7.8%)
Alere, Inc. † S	271,375	6,968,910

CareFusion Corp. †	52,400	1,752,256

Covidien PLC	125,142	7,989,065

Merit Medical Systems, Inc. †	343,280	3,319,518

St. Jude Medical, Inc. S	103,400	4,262,148

		24,291,897
Health-care providers and services (4.9%)
Aetna, Inc.	42,900	2,464,176

Amedisys, Inc. † S	62,000	622,480

CIGNA Corp.	29,600	1,958,632

Community Health Systems, Inc.	17,200	783,804

Mednax, Inc. † S	45,500	4,037,215

Tenet Healthcare Corp. †	66,800	3,030,048

WellCare Health Plans, Inc. †	41,100	2,396,541

		15,292,896
Household durables (2.9%)
Garmin, Ltd. S	80,400	2,820,432

Harman International Industries, Inc. S	102,700	4,591,717

NVR, Inc. †	1,600	1,648,000

		9,060,149

22 Multi-Cap Value Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value

Insurance (6.8%)
American International Group, Inc. †	78,100	$3,234,902

Chubb Corp. (The)	28,800	2,536,416

Hartford Financial Services Group, Inc. (The)	131,634	3,697,599

Marsh & McLennan Cos., Inc.	90,000	3,420,900

Validus Holdings, Ltd.	83,800	3,235,518

XL Group PLC	165,800	5,163,012

		21,288,347
IT Services (2.2%)
Computer Sciences Corp. S	61,200	2,867,220

Fidelity National Information Services, Inc.	61,400	2,581,870

Total Systems Services, Inc.	64,696	1,528,120

		6,977,210
Leisure equipment and products (1.1%)
LeapFrog Enterprises, Inc. † S	148,000	1,323,120

Mattel, Inc.	48,200	2,200,812

		3,523,932
Machinery (2.4%)
Joy Global, Inc. S	19,200	1,085,184

Kennametal, Inc. S	24,800	991,752

Snap-On, Inc.	44,300	3,818,660

Wabtec Corp.	16,114	1,691,003

		7,586,599
Media (1.4%)
Regal Entertainment Group Class A S	245,000	4,395,300

		4,395,300
Metals and mining (1.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	60,000	1,825,800

Steel Dynamics, Inc.	96,900	1,457,376

		3,283,176
Multi-utilities (1.0%)
PG&E Corp.	66,200	3,206,728

		3,206,728
Multiline retail (0.5%)
Macy’s, Inc.	32,000	1,427,200

		1,427,200
Office electronics (0.7%)
Xerox Corp.	272,100	2,334,618

		2,334,618
Oil, gas, and consumable fuels (5.3%)
Energen Corp.	43,800	2,076,996

Marathon Oil Corp.	182,700	5,968,809

Occidental Petroleum Corp.	16,500	1,472,790

Penn Virginia Corp.	242,900	978,887

Royal Dutch Shell PLC ADR (United Kingdom)	38,400	2,610,048

Southwestern Energy Co. †	59,300	2,219,006

Swift Energy Co. † S	96,900	1,253,886

		16,580,422
Personal products (2.0%)
Herbalife, Ltd. S	63,300	2,513,643

Prestige Brands Holdings, Inc. †	141,512	3,813,748

		6,327,391

Multi-Cap Value Fund	23

COMMON STOCKS (96.5%)* cont.	Shares	Value

Pharmaceuticals (3.5%)
AbbVie, Inc.	50,900	$2,343,945

Actavis, Inc. †	47,800	5,053,893

Endo Health Solutions, Inc. †	57,900	2,121,456

ViroPharma, Inc. †	51,202	1,395,255

		10,914,549
Real estate investment trusts (REITs) (0.5%)
RAIT Financial Trust R	191,000	1,631,140

		1,631,140
Software (1.9%)
Symantec Corp. †	173,600	4,218,480

Synopsys, Inc. †	45,800	1,629,106

		5,847,586
Specialty retail (3.6%)
Best Buy Co., Inc. S	121,000	3,144,790

GameStop Corp. Class A	140,900	4,917,410

TJX Cos., Inc. (The)	65,300	3,184,681

		11,246,881

Total common stocks (cost $258,851,091)		$301,957,566

WARRANTS (0.2%)*†	Expiration	Strike
	date	price	Warrants	Value

HRT Participacoes EM Petroleo
SA 144A (Brazil)	4/4/16	.00001 BRL	280,000	$609,152

Total warrants (cost $640,473)				$609,152

SHORT-TERM INVESTMENTS (15.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.04% L	12,556,694	$12,556,694

Putnam Cash Collateral Pool, LLC 0.18% [d]	35,611,025	35,611,025

Total short-term investments (cost $48,167,719)		$48,167,719

TOTAL INVESTMENTS

Total investments (cost $307,659,283)		$350,734,437

Key to holding’s currency abbreviations

BRL Brazilian Real

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $312,805,407.

† Non-income-producing security.

 d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

24 Multi-Cap Value Fund

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$31,013,895	$—	$—

Consumer staples	26,199,471	—	—

Energy	32,455,798	—	—

Financials	62,224,134	—	—

Health care	50,499,342	—	—

Industrials	29,796,974	—	—

Information technology	20,103,392	—	—

Materials	31,228,698	—	—

Telecommunication services	2,460,835	—	—

Utilities	15,975,027	—	—

Total common stocks	301,957,566	—	—

Warrants	—	609,152	—

Short-term investments	12,556,694	35,611,025	—

Totals by level	$314,514,260	$36,220,177	$—

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	25

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value, including $34,789,014 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $259,491,564)	$302,566,718
Affiliated issuers (identified cost $48,167,719) (Notes 1 and 6)	48,167,719

Cash	195,326

Dividends, interest and other receivables	182,919

Receivable for shares of the fund sold	112,123

Total assets	351,224,805

LIABILITIES

Payable for investments purchased	1,766,871

Payable for shares of the fund repurchased	547,786

Payable for compensation of Manager (Note 2)	142,580

Payable for custodian fees (Note 2)	4,349

Payable for investor servicing fees (Note 2)	58,894

Payable for Trustee compensation and expenses (Note 2)	121,338

Payable for administrative services (Note 2)	574

Payable for distribution fees (Note 2)	78,645

Collateral on securities loaned, at value (Note 1)	35,611,025

Other accrued expenses	87,336

Total liabilities	38,419,398

Net assets	$312,805,407

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$306,266,119

Undistributed net investment income (Note 1)	668,790

Accumulated net realized loss on investments	(37,204,656)

Net unrealized appreciation of investments	43,075,154

Total — Representing net assets applicable to capital shares outstanding	$312,805,407

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($259,909,612 divided by 17,023,360 shares)	$15.27

Offering price per class A share (100/94.25 of $15.27)*	$16.20

Net asset value and offering price per class B share ($9,179,193 divided by 639,207 shares)**	$14.36

Net asset value and offering price per class C share ($15,532,410 divided by 1,085,344 shares)**	$14.31

Net asset value and redemption price per class M share ($3,673,236 divided by 249,743 shares)	$14.71

Offering price per class M share (100/96.50 of $14.71)*	$15.24

Net asset value, offering price and redemption price per class R share
($8,787,104 divided by 586,424 shares)	$14.98

Net asset value, offering price and redemption price per class Y share
($15,723,852 divided by 1,029,043 shares)	$15.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Value Fund

Statement of operations Year ended 4/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $75,234)	$7,747,772

Interest (including interest income of $13,115 from investments in affiliated issuers) (Note 6)	13,115

Securities lending (Note 1)	524,494

Total investment income	8,285,381

EXPENSES

Compensation of Manager (Note 2)	2,138,018

Investor servicing fees (Note 2)	1,061,869

Custodian fees (Note 2)	14,278

Trustee compensation and expenses (Note 2)	37,108

Distribution fees (Note 2)	1,124,173

Administrative services (Note 2)	10,466

Other	153,295

Total expenses	4,539,207

Expense reduction (Note 2)	(62,816)

Net expenses	4,476,391

Net investment income	3,808,990

Net realized gain on investments (Notes 1 and 3)	41,062,916

Net increase from payments by affiliates (Note 2)	1,020

Net unrealized depreciation of investments during the year	(3,897,656)

Net gain on investments	37,166,280

Net increase in net assets resulting from operations	$40,975,270

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	27

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income	$3,808,990	$1,268,665

Net realized gain on investments	41,063,936	38,391,137

Net unrealized depreciation of investments	(3,897,656)	(50,836,921)

Net increase (decrease) in net assets resulting
from operations	40,975,270	(11,177,119)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,707,837)	(1,741,819)

Class B	(76,885)	—

Class C	(154,429)	—

Class M	(44,904)	—

Class R	(122,116)	(18,264)

Class Y	(281,756)	(97,012)

Increase in capital from settlement payments (Note 8)	—	167,276

Decrease from capital share transactions (Note 4)	(196,184,196)	(56,781,901)

Total decrease in net assets	(159,596,853)	(69,648,839)

NET ASSETS

Beginning of year	472,402,260	542,051,099

End of year (including undistributed net investment income
of $668,790 and $1,087,946, respectively)	$312,805,407	$472,402,260

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Value Fund

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Multi-Cap Value Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
	Net asset		Net realized									Ratio	of net investment
	value,		and unrealized	Total from	From						Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2013	$13.26	.14	2.08	2.22	(.21)	(.21)	—	—	$15.27	16.98	$259,910	1.15	1.04	81
April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	(.05)	—	— [e]	13.26	(1.28)	418,178	1.17	.32	82
April 30, 2011	11.66	.01	1.82	1.83	— [b]	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	(.01)	— [b]	— [f]	11.66	53.44	494,841	1.30 [g]	.09 [g]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	(.03)	— [b]	—	7.61	(36.15)	412,152	1.30 [g]	.54 [g]	130

Class B
April 30, 2013	$12.48	.04	1.95	1.99	(.11)	(.11)	—	—	$14.36	16.10	$9,179	1.90	.34	81
April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	— [e]	12.48	(2.04)	11,422	1.92	(.45)	82
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	— [b]	— [f]	11.09	52.34	18,509	2.05 [g]	(.67) [g]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	— [b]	—	7.28	(36.70)	24,934	2.05 [g]	(.24) [g]	130

Class C
April 30, 2013	$12.46	.05	1.94	1.99	(.14)	(.14)	—	—	$14.31	16.12	$15,532	1.90	.37	81
April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	— [e]	12.46	(2.04)	14,876	1.92	(.44)	82
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	— [b]	— [f]	11.07	52.27	16,894	2.05 [g]	(.67) [g]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	— [b]	—	7.27	(36.62)	12,816	2.05 [g]	(.23) [g]	130

Class M
April 30, 2013	$12.80	.08	2.00	2.08	(.17)	(.17)	—	—	$14.71	16.42	$3,673	1.65	.62	81
April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	— [e]	12.80	(1.84)	3,750	1.67	(.19)	82
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	— [b]	— [f]	11.32	52.77	4,299	1.80 [g]	(.43) [g]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	— [b]	—	7.41	(36.50)	3,886	1.80 [g]	.02 [g]	130

Class R
April 30, 2013	$13.03	.11	2.04	2.15	(.20)	(.20)	—	—	$14.98	16.69	$8,787	1.40	.86	81
April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	(.02)	—	— [e]	13.03	(1.62)	8,819	1.42	.07	82
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	— [b]	— [f]	11.49	53.00	9,265	1.55 [g]	(.17) [g]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	(.01)	— [b]	—	7.51	(36.31)	5,935	1.55 [g]	.28 [g]	130

Class Y
April 30, 2013	$13.29	.18	2.08	2.26	(.27)	(.27)	—	—	$15.28	17.28	$15,724.90		1.36	81
April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	(.09)	—	— [e]	13.29	(1.08)	15,357.92		.56	82
April 30, 2011	11.69	.04	1.83	1.87	(.03)	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	(.04)	— [b]	— [f]	11.69	53.79	51,132	1.05 [g]	.33 [g]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	(.05)	— [b]	—	7.63	(35.96)	30,592	1.05 [g]	.78 [g]	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Value Fund	Multi-Cap Value Fund	31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Value Fund

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Multi-Cap Value Fund	33

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

34 Multi-Cap Value Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $34,789,014 and the fund received cash collateral of $35,611,025.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Multi-Cap Value Fund	35

At April 30, 2013, the fund had a capital loss carryover of $36,567,279 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$36,567,279	$—	$36,567,279	April 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, nontaxable dividends, realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $159,781 to increase undistributed net investment income and $159,781 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$50,538,397
Unrealized depreciation	$(8,100,620)

Net unrealized appreciation	$42,437,777
Undistributed ordinary income	$668,790
Capital loss carryforward	$(36,567,279)
Cost for federal income tax purposes	$308,296,660

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

36 Multi-Cap Value Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,020 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$920,691	Class R	23,777

Class B	26,166	Class Y	41,150

Class C	40,203	Total	$1,061,869

Class M	9,882

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $871 under the expense offset arrangements and by $61,945 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $228, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

Multi-Cap Value Fund	37

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$820,321	Class M	26,284

Class B	92,679	Class R	42,211

Class C	142,678	Total	$1,124,173

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,497 and $292 from the sale of class A and class M shares, respectively, and received $10,395 and $1,538 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $298,941,073 and $485,018,521, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	2,139,132	$27,888,219	3,974,719	$47,674,462

Shares issued in connection with
reinvestment of distributions	267,472	3,554,701	141,700	1,690,480

	2,406,604	31,442,920	4,116,419	49,364,942

Shares repurchased	(16,930,607)	(219,426,551)	(7,931,409)	(97,344,076)

Net decrease	(14,524,003)	$(187,983,631)	(3,814,990)	$(47,979,134)

	Year ended 4/30/13		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	107,028	$1,353,544	178,806	$2,073,526

Shares issued in connection with
reinvestment of distributions	5,961	74,690	—	—

	112,989	1,428,234	178,806	2,073,526

Shares repurchased	(389,144)	(4,814,681)	(541,316)	(6,197,757)

Net decrease	(276,155)	$(3,386,447)	(362,510)	$(4,124,231)

	Year ended 4/30/13		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	87,378	$1,120,767	105,662	$1,193,361

Shares issued in connection with
reinvestment of distributions	11,315	141,318	—	—

	98,693	1,262,085	105,662	1,193,361

Shares repurchased	(207,217)	(2,626,998)	(371,266)	(4,226,446)

Net decrease	(108,524)	$(1,364,913)	(265,604)	$(3,033,085)

38 Multi-Cap Value Fund

	Year ended 4/30/13		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	8,586	$113,246	16,355	$189,437

Shares issued in connection with
reinvestment of distributions	3,475	44,551	—	—

	12,061	157,797	16,355	189,437

Shares repurchased	(55,272)	(716,636)	(42,324)	(499,301)

Net decrease	(43,211)	$(558,839)	(25,969)	$(309,864)

	Year ended 4/30/13		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	150,908	$2,005,194	199,728	$2,394,566

Shares issued in connection with
reinvestment of distributions	8,947	116,757	1,526	17,917

	159,855	2,121,951	201,254	2,412,483

Shares repurchased	(250,084)	(3,356,512)	(341,071)	(4,201,887)

Net decrease	(90,229)	$(1,234,561)	(139,817)	$(1,789,404)

	Year ended 4/30/13		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	220,264	$2,968,487	395,153	$4,876,335

Shares issued in connection with
reinvestment of distributions	18,883	250,761	7,373	88,103

	239,147	3,219,248	402,526	4,964,438

Shares repurchased	(365,721)	(4,875,053)	(362,055)	(4,510,621)

Net increase (decrease)	(126,574)	$(1,655,805)	40,471	$453,817

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	19,000

Warrants (number of warrants)	65,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$609,152	Payables	$—

Total		$609,152		$—

Multi-Cap Value Fund 39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(65,679)	$(65,679)

Total	$(65,679)	$(65,679)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants	Total

Equity contracts	$23,128	$(31,321)	$(8,193)

Total	$23,128	$(31,321)	$(8,193)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$16,316,925	$127,009,013	$143,325,938	$12,183	$—

Putnam Short Term
Investment Fund*	—	31,742,505	19,185,811	932	12,556,694

Totals	$16,316,925	$158,751,518	$162,511,749	$13,115	$12,556,694

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $162,416 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $4,860 related to the settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

40 Multi-Cap Value Fund

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011-11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,755 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Multi-Cap Value Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42 Multi-Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Value Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44 Multi-Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Marketing Services	Kenneth R. Leibler	Janet C. Smith
Putnam Retail Management	Robert E. Patterson	Vice President,
One Post Office Square	George Putnam, III	Principal Accounting Officer,
Boston, MA 02109	Robert L. Reynolds	and Assistant Treasurer
W. Thomas Stephens
Custodian		Susan G. Malloy
State Street Bank	Officers	Vice President and
and Trust Company	Robert L. Reynolds	Assistant Treasurer
President
Legal Counsel		James P. Pappas
Ropes & Gray LLP	Jonathan S. Horwitz	Vice President
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Mark C. Trenchard
Public Accounting Firm	Compliance Liaison	Vice President and
KPMG LLP		BSA Compliance Officer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN075
281420 6/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	34,331	$--	$4,100	$ —
April 30, 2012	$45,045	$--	$4,000	$ —

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$ —	$ —	$ —

April 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013